Exhibit No. 10.14.5

AMENDMENT NO. 4

This Amendment No. 4 dated as of January 26, 2006 (“Amendment”) is among Schweitzer-Mauduit International, Inc. a Delaware corporation (“Company”), Schweitzer-Mauduit France S.A.R.L, a French corporation (“SARL”, together with the Company, the “Borrowers”), the banks party hereto (“Banks”) and Société Générale, as agent for the Banks (“Agent”).

INTRODUCTION

A.            The Borrowers, the Banks and the Agent are party to the Credit Agreement dated as of January 31, 2002, as amended by Amendment No. 1 dated as of January 30, 2003, Amendment No. 2 dated as of January 29, 2004 and Amendment No. 3 dated as of January 27, 2005  (the “Credit Agreement”).

B.            The Borrowers have requested that the Banks agree to (1) extend the Maturity Date of the Tranche A Commitments under the Credit Agreement from January 26, 2006 to January 25, 2007, (2) decrease the Applicable Margin with respect to Tranche A Advances and (3) make certain other amendments to the Credit Agreement.

THEREFORE, the Borrowers, the Agent and the Banks hereby agree as follows:

Section 1.               Definitions; References.   Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.               Amendments.  Upon the satisfaction of the conditions precedent set forth in Section 4 below,

(a)                                  Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)                                     by deleting the date “January 26, 2006” in the definition of

 “Maturity Date” and replacing it with the date “January 25, 2007”, and

(ii)                                  by deleting “0.65%” and “0.75%”, each in the definition of

 “Applicable Margin” and replacing it with”0.45% and “0.55%”, respectively.

(b)                                 Section 6.03 of the Credit Agreement is hereby amended by deleting

 “$10,000,000” in clause (a)(iv) therein and replacing it with “$13,000,000”.

(c)           Subsection (iv) of Section 6.09 of the Credit Agreement is hereby amended by adding “PT PDM Indonesia, PDM Philippines Industries, Inc.” after “Malaucene Industries S.N.C.”

Section 3.               Representations and Warranties.  The Borrowers represent and warrant to the Agent and the Banks as of the date hereof:

(a)           Any representations and warranties set forth in the Credit Agreement and in the other Credit Documents (other than those made as of a specific date) are true and correct in all material respects;

(b)           (i)  The execution, delivery and performance of this Amendment are within the corporate power and authority of the Borrowers and have or will have been duly authorized by appropriate proceedings and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  No Default or Event of Default has occurred and is continuing.

Section 4.               Effectiveness.       This Amendment shall become effective and the Credit

 Agreement shall be amended as provided in Section 2 of this Amendment when the Agent shall have received this Amendment duly and validly executed by the Borrowers, the Agent and the Majority Banks.

Section 5.               Reaffirmation of Guaranty. The Company hereby reaffirms its obligations under Article VIII of the Credit Agreement and agrees to remain liable for the repayment of the Guaranteed Obligations (as defined therein), as such Guaranteed Obligations have been amended hereby.

Section 6.               Choice of Law.  The Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

Section 7.               Counterparts.        This Amendment may be signed in any number of counterparts, each of which shall be an original.

EXECUTED as of the date first set forth above.

BORROWERS:

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

By:
Wayne H. Deitrich
Chairman and Chief Executive Officer

SCHWEITZER-MAUDUIT FRANCE. S.A.R.L.

By:
Jean-Pierre Le Hetet
Gérant (Manager)

AGENT:

SOCIÉTÉ GÉNÉRALE

By:
Anne Marie Dumortier
Director

BANKS.

SOCIÉTÉ GÉNÉRALE

By:
Anne Marie Dumortier
Director

BANK OF CHINA LIMITED PARIS BRANCH

By:
Name:	Pierre THEZE
Title:	Co-head of Corporate Banking Dept.

NATEXIS BANQUES POPULAIRES

By:
Name:	Hervé MASSIAS
Title:	Directeur Régional Bretagne

By:
Name:	Hélene HUBLIN
Title:	Chargée d’Affaires

BNP PARIBAS

By:
Name:	Frédéric QUANDALLE
Title:	R.C.E.I. du Centre d’Affaires Ouest Entrprises

By:
Name:	Jean Eudes BLEHER
Title:	Responsable du Pôle Risques du Centre d’Affaires
Ouest Entreprises

CAISSE RÉGIONALE DE CRÉDIT
AGRICOLE MUTUEL DU FINISTERE

By:
Name:	Philippe MENOU
Title:	Directeur Agence Grande Entreprises

SUNTRUST BANK

By:
Name:	Bradley J. Staples
Title:	Managing Director

LE CREDIT LYONNAIS

By:
Name:	Eric CORBISIER
Title:	Directeur Régional Entreprises

HSBC FRANCE

By:
Name:	Bertrand de VASSELOT
Title:	Rennes Branch Manager